SCHEDULE 13G

CUSIP No. 739308 10 4	Page 53 of 64 Pages
EXHIBIT 1
AGREEMENT TO FILE JOINT SCHEDULE 13G
     The undersigned (the “Reporting Persons”) hereby agree to file jointly a Schedule 13G and any amendments thereto relating to the aggregate ownership by each of the Reporting Persons of any voting equity security of a class which is registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended (the “Act”), as required by Rule 13d-1 and Rule 13d-2, promulgated under the Act.
     Each of the Reporting Persons agrees that the information set forth in such Schedule 13G and any amendments thereto with respect to such Reporting Persons will be true, complete, and correct as of the date of such Schedule 13G or such amendments, to the best of such Reporting Person’s knowledge and belief, after reasonable inquiry. Each of the Reporting Persons makes no representations as to the accuracy or adequacy of the information set forth in the Schedule 13G or any amendments thereto with respect to any other Reporting Person.
     Each of the Reporting Persons shall promptly notify the other Reporting Persons if any of the information set forth in the Schedule 13G or any amendments thereto shall become inaccurate in any material respect or if said person learns of information that would require an amendment to the Schedule 13G.
[Signature Page Follows]

SCHEDULE 13G

CUSIP No. 739308 10 4	Page 54 of 64 Pages
     IN WITNESS WHEREOF, the undersigned have executed this agreement as of February 27, 2008.

THE STEPHENS GROUP, LLC		BESS C. STEPHENS TRUST

By:	*	By:	*
	Ronald M. Clark Senior Vice President & General Counsel		W.R. Stephens, Jr. Trustee

BESS C. STEPHENS FAMILY TRUST		BESS C. STEPHENS REVOCABLE TRUST

By:	*	By:	*
	W.R. Stephens, Jr. Trustee		Bess C. Stephens Trustee

ELIZABETH ANN STEPHENS CAMPBELL REVOCABLE TRUST

By:	*	By:	*
	Bess C. Stephens		Elizabeth Stephens Campbell
Trustee

ELIZABETH S. CAMPBELL FAMILY TRUST DATED 12/13/99		ELIZABETH S. CAMPBELL FAMILY TRUST DATED 05/03/99

By:	*	By:	*
	Robert L. Schulte		Robert L. Schulte
	Trustee		Trustee
[Signature Page to the Agreement to File Joint Schedule 13G]

SCHEDULE 13G

CUSIP No. 739308 10 4	Page 55 of 64 Pages

ELIZABETH S. CAMPBELL TRUST UNDER ARTICLE 4 OF THE PDS TRUST UID SEPTEMBER 5, 1996		W.R. STEPHENS, JR. REVOCABLE TRUST

By:	*	By:	*
	Elizabeth S. Campbell		W.R. Stephens, Jr.
	Trustee		Trustee

W.R. STEPHENS, JR. FAMILY TRUST DATED 12/13/99		W.R. STEPHENS, JR. FAMILY TRUST DATED 05/03/99

By:	*	By:	*

	Robert L. Schulte		Robert L. Schulte
	Trustee		Trustee

W.R. STEPHENS, JR. TRUST UNDER ARTICLE 4 OF THE PDS TRUST UID SEPTEMBER 5, 1996		ELIZABETH CHISUM CAMPBELL 1992 TRUST

By:	*	By:	*

	W.R. Stephens, Jr.		W.R. Stephens, Jr.
	Trustee		Trustee

SUSAN STEPHENS CAMPBELL 1992 TRUST		CRAIG D. CAMPBELL, JR. 1992 TRUST

By:	*	By:	*

	W.R. Stephens, Jr.		W.R. Stephens, Jr.
	Trustee		Trustee
[Signature Page to the Agreement to File Joint Schedule 13G]

SCHEDULE 13G

CUSIP No. 739308 10 4	Page 56 of 64 Pages

W.R. STEPHENS, III 1992 TRUST		ARDEN JEWELL STEPHENS 1992 TRUST

By:	*	By:	*

	W.R. Stephens, Jr.		W.R. Stephens, Jr.
	Trustee		Trustee

CORAL TWO CORPORATION		C. RAY GASH IRA

By:	*	By:	*

	Jon E. M. Jacoby		C. Ray Gash
President

ROBERT L. SCHULTE IRA

By:	*	By:	*

	Robert L. Schulte		Jon E. M. Jacoby

JACOBY ENTERPRISES, INC.		J & J PARTNERS

By:	*	By:	*

	Jon E. M. Jacoby		Jon E. M. Jacoby
	President		Managing Partner

By:	*	By:	*

	James Jacoby		Carol Stephens
[Signature Page to the Agreement to File Joint Schedule 13G]

SCHEDULE 13G

CUSIP No. 739308 10 4	Page 57 of 64 Pages

ARDEN JEWELL STEPHENS TRUST		W.R. STEPHENS, III TRUST

By:	*	By:	*
	Robert L. Schulte		Robert L. Schulte
	Trustee		Trustee

FRANCINE, INC.		MAM HOLDINGS INTERNATIONAL, INC.

By:	*	By:	*

	Robert L. Schulte		Robert L. Schulte
	Treasurer		Vice President

SUSAN STEPHENS CAMPBELL 1995 TRUST		ELIZABETH CHISUM CAMPBELL 1995 TRUST

By:	*	By:	*

	Jon E. M. Jacoby		Jon E. M. Jacoby
	Trustee		Trustee

CRAIG D. CAMPBELL, JR. 1995 TRUST		SUSAN STEPHENS CAMPBELL 2004 TRUST

By:	*	By:	*

	Jon E. M. Jacoby		Jon E. M. Jacoby
	Trustee		Trustee

ELIZABETH CHISUM CAMPBELL 2004 TRUST		CRAIG D. CAMPBELL, JR. 2004 TRUST

By:	*	By:	*

	Jon E. M. Jacoby		Jon E. M. Jacoby
	Trustee		Trustee
[Signature Page to the Agreement to File Joint Schedule 13G]

SCHEDULE 13G

CUSIP No. 739308 10 4	Page 58 of 64 Pages

CRAIG D. CAMPBELL EXEMPT TRUST		W.R. STEPHENS, JR. CHILDRENS TRUST

By:	*	By:	*
	Craig D. Campbell		W.R. Stephens, Jr.
	Trustee		Trustee

By:	*	By:	*

	C. Ray Gash		Robert L. Schulte

By:	*
William S. Walker

* By:	/s/ Ronald M. Clark Ronald M. Clark
Attorney-in-Fact

*     This agreement to file a joint Schedule 13G was signed pursuant to a Power of Attorney, dated February 26, 2008 and filed by the Reporting Persons with the Securities and Exchange Commission on February 27, 2008.
[Signature Page to the Agreement to File Joint Schedule 13G]